JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
July 16, 2007
Cornell Capital Partners, LP
101 Hudson Street
Suite 3700
Jersey City, NJ 07302
-and-
Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707
Re:	Agreement dated as of January 24, 2007 Among JAG Media Holdings, Inc. (“JAG Media”), Cornell Capital Partners, L.P. (“Cornell Capital”), Cryptometrics, Inc., Robert Barra and Michael Vitale, as amended (“Cornell Agreement”) / Convertible Debentures Nos. CCP-1 and CCP-2 in the original principal amounts of $1,900,000 and $1,250,000 respectively, each dated May 24, 2006 and Convertible Debenture No. CCP-3 in the original principal amount of $1,000,000, dated May 30, 2006 with JAG Media, as Obligor and Cornell Capital, as Holder thereunder (collectively, the “Original Debentures”)
Gentlemen:
This will confirm our understanding that the automatic termination date of July 16, 2007, set forth in the last sentence of paragraph 1 of the Cornell Agreement, is hereby changed to August 16, 2007.
Subject to the terms and conditions of the Merger Agreement, JAG Media and Cryptometrics acknowledge that it is their present intention to consummate the Merger and, if so, agree that upon the S-4 registration statement originally filed on March 12, 2007 being declared effective by the SEC they will take all steps in their control required to consummate the Merger within 30 days of such effective date and further acknowledge and agree that Cornell Capital is relying on this statement as a material inducement to agreeing to the extension of the automatic termination date as set forth herein.
Except as otherwise expressly set forth in this agreement, the Cornell Agreement and the Transaction Documents shall remain unchanged and in full force and effect.
If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the

Cornell Capital Partners, LP
July 16, 2007
Page -2-

appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.

Sincerely yours, JAG Media Holdings, Inc.
By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chairman & CEO
	Date:	July 13, 2007

AGREED AND ACCEPTED:
Cornell Capital Partners, LP
By: Yorkville Advisors, LLC
Its: General Partner

By:	/s/ Mark Angelo
Mark Angelo, Portfolio Manager
Date: July 13, 2007

Cryptometrics, Inc.
By:	/s/ Robert Barra
	Name:	Robert Barra
	Title:	Co-CEO
	Date:	July 13, 2007

The undersigned parties are signing this agreement only with respect to the obligations in Paragraph 5 of the Cornell Agreement

/s/ Robert Barra
Robert Barra
Date: July 13, 2007

/s/ Michael Vitale
Michael Vitale
Date: July 13, 2007